UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034 Mechanicsburg, PA	17055
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 972-1100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 26, 2011, Select Medical Holdings Corporation issued a press release announcing its estimated financial results for its first quarter ended March 31, 2011 in connection with its refinancing of existing indebtedness. A copy of that press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information under this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall be deemed to be “filed,” rather than furnished, for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.2 and furnished for purposes of Regulation FD is a presentation to be given by Select Medical Holdings Corporation on Wednesday, April 27, 2011 to potential lenders.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.2) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Only Exhibit 99.1 shall be deemed “filed,” rather than furnished, for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description
99.1	Press Release, dated April 26, 2011, announcing estimated financial results for the first quarter ended March 31, 2011 in connection with refinancing of existing indebtedness.
99.2	Select Medical Holdings Corporation Lender Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: April 27, 2011

By: /s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 26, 2011, announcing estimated financial results for the first quarter ended March 31, 2011 in connection with refinancing of existing indebtedness.
99.2	Select Medical Holdings Corporation Lender Presentation.